                                                                     EXHIBIT 4.3

                          REGISTRATION RIGHTS AGREEMENT


                                October 21, 1999


To each of the several Holders named in
 Schedule A attached hereto:

Dear Sir/Madam:

         Pursuant to the Agreement and Plan of Reorganization dated as of October 21, 1999 (the "REORGANIZATION AGREEMENT"), among SIPEX Corporation ("PARENT"); CAT Acquisition Corporation I, a Delaware corporation and a wholly owned subsidiary of Parent ("MERGER SUB"); Calogic, a California corporation ("CALOGIC"); and the other parties named therein, Merger Sub is being merged with and into Calogic (the "MERGER"). In connection therewith you, as the holders (together with your respective successors, assigns or transferees, the "HOLDERS") of Common Stock of Calogic, are acquiring shares of Common Stock of Parent. As the context requires, a Holder may be referred to as a "SELLER." Capitalized terms used in this Registration Rights Agreement and not otherwise defined herein shall have the meanings given to them in the Reorganization Agreement. In connection with the Merger, Parent and you covenant and agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  "AGREEMENT" shall mean this Registration Rights Agreement as amended from time to time and in effect between the parties hereto.

                  "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  "COMMON STOCK" shall mean the Common Stock, $.01 par value, of Parent, as constituted as of the date of this Agreement.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "MERGER SHARES" shall mean (i) the shares of Common Stock of Parent issued to the Holders pursuant to the Reorganization Agreement and (ii) any shares of Common Stock issued in respect thereof as a result of any stock split, stock dividend, share exchange, merger, consolidation, recapitalization, reclassification or other distribution with respect to or in exchange for or replacement of any Merger Shares.

                  "REGISTRATION EXPENSES" shall mean the expenses so described in Section 4.

                  "RESTRICTED STOCK" shall mean the Merger Shares, excluding Merger Shares which (a) have been registered under the Securities Act pursuant to an effective registration statement covering such Merger Shares filed in compliance with the Securities Act and disposed of in accordance with the registration statement covering them; or (b) have been sold pursuant to Rule 144 under the Securities Act.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "SELLING EXPENSES" shall mean the expenses so described in
         Section 4.

         2. REGISTRATION. Parent shall use its reasonable best efforts to file a registration statement under the Securities Act on Form S-3 (or such successor registration form under the Securities Act subsequently adopted by the Commission which permits inclusion or incorporation of substantial information by reference to other documents filed by Parent with the Commission), relating to all of the shares of Restricted Stock on or before March 15, 2000; provided, however, that Parent shall not be required to register shares of Restricted Stock of any Holder who does not comply with such Holder's obligations in the last two paragraphs of Section 3 below.

         3. REGISTRATION PROCEDURES. In connection with the registration of any shares of Restricted Stock under the Securities Act as described in Section 2, Parent will do the following:

                  (a) prepare and file, as required by Section 2 above, with the Commission a registration statement with respect to such securities and use its reasonable best efforts to cause such registration statement (i) to become effective as soon as practicable after the date of its filing with the Commission and (ii) to remain effective until the earlier of the sale of all Restricted Stock covered thereby or one year after the Closing Date; provided, however, that Parent may suspend sales at any time under the registration statement immediately upon notice to the Holders at the last known address of the Holders, for a period or periods of time not to exceed in the aggregate 90 days during any 12-month period, if there then exists material, non-public information relating to Parent which, in the reasonable opinion of Parent, would not be appropriate for disclosure during that time; provided, that such suspension shall not apply to any disposition of Restricted Stock pursuant to a program sale which Parent reasonably determines permits no discretion on the part of the Holder with respect to such sales;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above;

                  (c) furnish to each seller of Restricted Stock such number of copies of the registration statement and each such amendment and supplement thereto (in each case including exhibits) and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

                  (d) use its reasonable best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock reasonably shall request, provided, however, that Parent shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e) prepare and file with Nasdaq an additional listing application and use its reasonable best efforts to have the Restricted Stock covered by such registration statement be accepted by Nasdaq for listing on the Nasdaq National Market;

                  (f) notify each seller of Restricted Stock under such registration statement (at any time when a prospectus relating thereto is required to be delivered under the Securities Act), of the happening of any event of which Parent has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Restricted Stock, such prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, provided that in no event shall Parent be obligated to file more than three (3) amendments or supplements to reflect gifts or other non-public transfers of Restricted Stock so that such shares may be sold under the prospectus by such donees or transferees; and

                  (g) if the registration pursuant to Section 2 involves an underwritten public offering (as determined in accordance with the last paragraph of this Section 3), furnish, at the request of any Holder of Restricted Stock included in the registration statement pursuant to Section 2 of this Agreement, on the date that such Restricted Stock is delivered to the underwriters for sale in such registration, (i) an opinion, dated such date, of the counsel representing Parent for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to such Holder, and (ii) a letter dated such date, from the independent certified public accountants of Parent, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to such Holder (if permitted under applicable professional standards);

                  (h) notify the Holders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

                  (i) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

         In connection with the registration of Restricted Stock hereunder, the sellers of Restricted Stock will furnish to Parent in writing such information requested by Parent with respect to themselves and the proposed distribution by them as shall be necessary in order to assure compliance with applicable federal and state securities laws.

         Parent and Holders of a majority of the shares then constituting Restricted Stock may determine, either before or after the initial filing of the registration statement pursuant to Section 2, that the shares of Restricted Stock may only be sold pursuant to such registration in an underwritten public offering. In that event, Parent will give prompt notice of such decision to each seller, and afford each seller an opportunity to participate in such underwritten offering. Parent may set time limits for the sellers to indicate whether or not they desire to participate in such public offering, and may require those sellers wishing to participate therein to execute custody agreements and powers of attorney (which shall include authority to the attorney-in-fact thereunder to execute an underwriting agreement with respect to such offering) and other documentation in the form reasonably prescribed by Parent and reasonably acceptable to the Holders. Upon the filing of a registration statement for such underwritten offering (or an amendment to a previously filed registration statement), sellers may only sell Restricted Stock pursuant to such underwritten offering (or pursuant to an available exemption from registration). If such underwritten offering is not completed within 75 days from the date of the determination referred to in the first sentence of this paragraph, then such restriction shall no longer be applicable, and Parent's obligations under Section 2 hereof shall be reinstated, with a new registration statement (or amendment) to be filed by Parent as soon as practicable and in any event within 15 days after the expiration of such 75-day period.

         4. EXPENSES. All expenses incurred by Parent in connection with registrations pursuant to Sections 2 and 3, including, without limitation, all registration, qualification and filing fees, fees and disbursements of counsel and independent public accountants for Parent, fees and expenses incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, but excluding any Selling Expenses, are called "REGISTRATION EXPENSES." All underwriting discounts (if any) and selling commissions applicable to the sale of Restricted Stock are called "SELLING EXPENSES." Except as set forth in this paragraph, Parent will pay all Registration Expenses in connection with the registration statement under
Section 2. All Selling Expenses in connection with the registration statement under Section 2 and the sale of Restricted Stock thereunder shall be borne by the participating sellers in proportion to the number of shares sold by each. The Registration Expenses associated with any amendment or supplement to the prospectus to reflect a gift or other non-public transfer of shares of Restricted Stock so that such shares may be sold under the prospectus by the donee or transferee shall be paid by the seller or sellers which made such gift or transfer.

         5. INDEMNIFICATION AND CONTRIBUTION.

                  (a) In connection with the registration, qualification or compliance of the Restricted Stock under the Securities Act pursuant to Section 2 hereof, Parent will indemnify and hold harmless (i) each seller of such Restricted Stock thereunder, (ii) to the extent the registration involves an underwritten public offering as determined in accordance with Section 3, any underwriter of such Restricted Stock thereunder and (iii) each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any expenses, losses, claims, damages and liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions, proceedings or settlements in respect thereof) arising out of or are based upon
(a) any untrue statement or alleged untrue statement of material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 2 hereof at the time it became effective under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance), (b) the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made or (c) any violation by Parent or its agents of any rule or regulation promulgated under the Securities Act, Exchange Act or state securities laws applicable to Parent or its agents and relating to action or inaction required of Parent in connection with such registration, qualification or compliance and Parent will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that Parent will not be liable in any such case if any to the extent that (A) any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, an omission or alleged omission or a violation or alleged violation so made in conformity with information furnished in writing by any such seller, any such underwriter or any such controlling person for inclusion in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 2 hereof or any prospectus contained therein, or any amendment or supplement to such registration statement or prospectus, or (B) if such untrue statement or alleged untrue statement, omission or alleged omission or violation or alleged violation was corrected in an amended or supplemented prospectus delivered to such seller and/or underwriter, as the case may be, and such seller or underwriter failed to deliver a copy of the amended or supplemented prospectus at or prior to the confirmation of the sale of the Restricted Stock to the person or entity asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act or any state securities laws.

                  (b) In connection with the registration of the Restricted Stock under the Securities Act pursuant to Section 2 hereof, each seller of such Restricted Stock thereunder, if Restricted Stock held by such Holder are included in the securities as to which such registrations being effected, severally and not jointly, will indemnify and hold harmless Parent, each person, if any, who controls Parent within the meaning of the Securities Act, each officer of Parent who signs the registration statement, each director of Parent, each underwriter and each person who controls such underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which Parent or such officer, director, underwriter or controlling person may become subject under the Securities Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) the failure of such seller to comply with the provisions of Section 8 herein, or (ii) any untrue statement or alleged untrue STATEMENT of any material fact contained in the registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arising out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Parent and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished by such seller to Parent in writing and stated to be specifically for use in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to
Section 2 hereof or any prospectus contained therein, or any amendment or supplement to such registration statement or prospectus; and provided, further, that in no event shall any indemnity under this subsection 5(b) exceed the gross proceeds from the offering received by such Holder from the sale of Restricted Stock.

                  (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this
Section 5 and shall only relieve it from any liability which it may have to such indemnified party under this Section 5 if and to the extent the indemnifying party is prejudiced by such omission. In case any such claim or action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense, the indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

         No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                  (d) In order to provide for just and equitable contribution to joint liability in any case in which a claim for indemnification is made pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, Parent and each seller of Restricted Stock will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in proportion to the relative fault of Parent, on the one hand, and each holder, severally, on the other hand; provided, however, that, in any such case, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation and; provided, further, that in no event shall any contribution under this subsection 5(d) on the part of any Holder exceed the gross proceeds received by such Holder from the sale of Restricted Stock.

                  (e) The indemnities provided in this Section 5 shall survive the transfer of any Restricted Stock by such Holder.

         6. REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act, Parent agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 or any successor provision thereof, at all times;

                  (b) maintain registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable Holders to utilize Form S-3 for the sale of their Restricted Stock;

                  (c) file in a timely manner all reports and other documents required of Parent under the Securities Act and the Exchange Act; and

                  (d) furnish to any Holder, so long as the Holder owns any Restricted Stock, forthwith upon request: (i) a written statement by Parent regarding its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act (ii) a copy of the most recent annual or quarterly report of Parent and such other reports and documents so filed by Parent under the Exchange Act.

         7. CHANGES IN COMMON STOCK. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification or similar event, or through a reorganization or recapitalization or similar event, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

         8. SELLERS' CONDUCT. With respect to any sale of Restricted Stock pursuant to Section 2, you understand and agree as follows:

                  (a) You will carefully review the information concerning you contained in the registration statement (if any) and will promptly notify Parent if such information is not complete and accurate in all respects, including having properly disclosed any position, office or other material relationship within the past three years with Parent or its affiliates;

                  (b) You agree to sell your Restricted Stock only in the manner set forth in the registration statement while such registration statement is effective;

                  (c) You agree to comply with the anti-manipulation rules under the Exchange Act in connection with purchases and sales of securities of Parent during the time the registration statement remains effective;

                  (d) You agree to only sell shares in a jurisdiction after counsel for Parent has advised that such sale is permissible under the applicable state securities or "Blue Sky" laws;

                  (e) You agree to comply with the prospectus delivery requirements of the Securities Act;

                  (f) You agree to promptly notify Parent of any and all planned sales and immediately notify Parent of any completed sales of shares; and

                  (g) You agree to suspend sales during the periods when sales are to be suspended pursuant to Section 3(a) herein.

         9.       MISCELLANEOUS.

                  (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, transferees of any Restricted Stock, provided that such transferee executes a counterpart signature page to this Agreement in a form acceptable to Parent), whether so expressed or not, and provided, further, that no holder or transferee of Merger Shares which have ceased to be Restricted Stock shall have the benefit of the covenants and agreements in this Agreement with respect to such Merger Shares.

                  (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, sent by nationally recognized delivery service guaranteeing delivery in two business days or less, with the price of delivery paid by the sender, or telecopied, addressed as follows:

                           if to Parent, SIPEX Corporation at 22 Linnell Circle, Billerica, MA 01821, ATTN: Frank DiPietro (Fax Number 978-670-9088), with a copy to Timothy Maguire, Esq., Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110 (Fax Number 617-248-7100); and;

                           if to any other party hereto, at the address of such party set forth on the signature page hereto;

or, in any case, at such other address or addresses as shall have been furnished in writing to Parent (in the case of a holder of Restricted Stock) or to the holders of Restricted Stock (in the case of Parent) in accordance with the provisions of this paragraph.

                  (c) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                  (d) This Agreement may be amended or modified, and provisions hereof may be waived, with the written consent of Parent and the holders of at least a majority of the outstanding shares of Restricted Stock.

                  (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (f) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         10. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register shares of Restricted Stock pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of shares of Restricted Stock which (a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member of a Holder, (b) is a Holder's family member or trust for the benefit of an individual Holder, or (c) acquires the lesser of
(i) ten percent (10%) of the shares of Restricted Stock issued to such Holder pursuant to the Reorganization Agreement (as adjusted for stock splits and combinations) and (ii) the total number of shares (as adjusted for stock splits and combinations) of

Restricted Stock issued to such Holder pursuant to the Reorganization Agreement; provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions and covenants set forth in this Registration Rights Agreement.


         (The remainder of this page has been left blank intentionally.)

                                Signature Page to
                          Registration Rights Agreement

         Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this Agreement shall be a binding agreement between the Company and you. You understand that Parent is expressly relying on the accuracy of the information contained herein. The foregoing information is complete and correct as of the date hereof. You hereby undertake to promptly notify Parent of any change in the above information prior to investment in Parent.

                                                Very truly yours,

                                                   SIPEX CORPORATION


                                             By: /s/ James E. Donegan
                                                ----------------------------
                                                    Name:
                                                    Title:



AGREED TO AND ACCEPTED as of the date first above written.

HOLDERS:

/s/ Manuel Del Arroz
------------------------------
Name:  Manuel Del Arroz
Address:


/s/ Daniel Del Arroz
------------------------------
Name:  Daniel Del Arroz
Address:


/s/ Edward Morris
------------------------------
Name:  Edward Morris
Address:

AGREED TO AND ACCEPTED as of the date first above written.

HOLDERS:

/s/ Traian Micu
------------------------------
Name:  Traian Micu
Address: 5370 Johnston Road
         Pleasanton, CA 94588


/s/ Cyrus Seaver
------------------------------
Name:  Cyrus Seaver
Address: 155 Parkhaven Dr.
         Danville, CA 94506

                                   SCHEDULE A

                                 LIST OF HOLDERS

           -------------------------------------------------- ----------------------------------------
                                                                           MERGER SHARES
           HOLDER                                                    (EXCLUDING ESCROW SHARES)
           -------------------------------------------------- ----------------------------------------
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           Manuel Del Arroz                                                  2,840,869
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           Daniel Del Arroz                                                   96,097
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           Edward Morris                                                      43,044
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           Cyrus Seaver                                                       200,000
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           Traian Micu                                                        100,000
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